Exhibit 99.1

FOR IMMEDIATE RELEASE

GLOBAL MEDICAL REIT Inc. ANNOUNCES APPOINTMENT OF lEAD INDEPENDENT DIRECTOR

Board of Directors of the Company Unanimously Appoints Mr. Henry Cole as the Lead Independent Director

BETHESDA, MD – May 23, 2017 – On May 18, 2017, the Board of Directors of Global Medical REIT Inc., (NYSE:GMRE) (the “Company”), unanimously appointed Mr. Henry Cole as the Lead Independent Director of the Board of Directors. Mr. Cole has been a director of the Company since 2015. He also currently serves as a member of the audit committee and compensation committee of the Board of Directors. As the Lead Independent Director, Mr. Cole’s responsibilities will include, among other responsibilities, (i) calling and presiding over meetings of the independent members of the Board of Directors and (ii) serving as a liaison between the Chairman and the independent directors. Chairman of the Board, Jeffrey Busch, stated, “I could not be more pleased by the unanimous acknowledgement of Henry’s contributions to the GMRE Board of Directors. His leadership among the independent directors has been notable and formalizing his role demonstrates the Board’s commitment to rigorous good governance and oversight.”

About Global Medical REIT Inc.

Global Medical REIT Inc. is a Maryland corporation engaged primarily in the acquisition of licensed, state-of-the-art, purpose-built healthcare facilities and the leasing of these facilities to leading clinical operators with dominant market share. The Company intends to produce increasing, reliable rental revenue by expanding its portfolio, and leasing each of its healthcare facilities to a single market-leading operator under a long-term triple-net lease. The Company’s management team has significant healthcare, real estate and public real estate investment trust, or REIT, experience and has long-established relationships with a wide range of healthcare providers.

Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. These statements relate to, among other things, the Company’s expectations regarding its business strategy. These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties are described in greater detail in the Company’s filings with the United States Securities and Exchange Commission (the “Commission”), including, without limitation, the Company’s annual and periodic reports and other documents filed with the Commission. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company undertakes no obligation to update these statements after the date of this release.

Contacts:

Investor Relations Counsel

The Equity Group Inc.

Jeremy Hellman, Senior Associate

(212) 836-9626 / jhellman@equityny.com

Adam Prior, Senior Vice President

(212) 836-9606 / aprior@equityny.com